SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 22, 2006


                         AMERICAN BIO MEDICA CORPORATION
                -------------- --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          New York                     0-28666                  14-1702188
-----------------------------  -----------------------    ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)



                  122 Smith Road, Kinderhook, NY                      12106
                  ---------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

                                 Not applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

            On March 22, 2006, the Company received a notice from the Nasdaq Stock Market informing the Company that for the last 30 consecutive business days, the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4).

            The letter stated that under Marketplace Rule 4310(c)(8)(d), the Company will be provided with 180 calendar days, or until September 18, 2006, to regain compliance with Marketplace Rule 4310(c)(4). To regain compliance, anytime before September 18, 2006, the bid price of the Company's common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days.


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      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN BIO MEDICA CORPORATION
                                          (Registrant)


Dated: March 24, 2006                     By:      /s/ Keith E. Palmer
                                             -----------------------------------
                                                   Keith E. Palmer
                                                   Chief Financial Officer

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